UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 18, 2025

BEL FUSE INC.
(Exact Name of Registrant as Specified in its Charter)

New Jersey	0-11676	22-1463699
(State of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

300 Executive Drive, Suite 300, West Orange, New Jersey	07052
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:  (201) 432-0463

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐          Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐          Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act  (17 CFR 240.14d-2(b))

☐          Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol	Name of Exchange on Which Registered
Class A Common Stock ($0.10 par value)	BELFA	Nasdaq Global Select Market
Class B Common Stock ($0.10 par value)	BELFB	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.  Results of Operations and Financial Condition.

On February 18, 2025, Bel Fuse Inc. ("Bel" or the "Company") issued a press release regarding results for the fourth quarter and year ended December 31, 2024.  A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in Item 2.02 of this Current Report on Form 8-K, including Exhibit 99.1, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 5.02.  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Adoption of Israeli Appendix to the Company’s 2020 Equity Compensation Plan

As previously announced, on November 14, 2024, Bel completed its acquisition of 80% of the share capital on a fully-diluted basis of Enercon Technologies Ltd. (“Enercon”) which is based in Israel. On February 12, 2025, Bel’s Board adopted an Israeli Appendix (the “Israeli Appendix”) to the Bel Fuse Inc. 2020 Equity Compensation Plan, as amended and restated effective as of May 4, 2020 (the “Company Equity Plan”), applicable to Company Equity Plan participants who are residents of the State of Israel or who are deemed residents of the State of Israel for tax purposes (“Israeli Participants”). The Israeli Appendix is intended to facilitate participation in the Company Equity Plan by employees, directors and other service providers of Enercon who are Israeli Participants, including in order for grants and awards under the Company Equity Plan to Israeli Participants to qualify for favorable tax treatment under Israeli law. The Israeli Appendix establishes certain rules and limitations applicable to participation in the Company Equity Plan by Israeli Participants, in compliance with the tax and other applicable laws currently in force in the State of Israel and to comply with and be subject to the Israeli Income Tax Ordinance (New Version), 1961 (the “Israeli Tax Ordinance”) and provisions of Section 102 of the Israeli Tax Ordinance, as amended from time to time.

The foregoing description of the Israeli Appendix to the Company Equity Plan is a summary only and is qualified in its entirety by reference to the full text of the Israeli Appendix, a copy of which is filed as 10.1 to this Current Report on Form 8-K.

Item 9.01.   Financial Statements and Exhibits.

(d) Exhibits

10.1	Israeli Appendix to the Bel Fuse Inc. 2020 Equity Compensation Plan.
99.1	Press Release of Bel Fuse Inc. dated February 18, 2025, related to the financial results of the Company for the three and twelve months ended December 31, 2024, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2025	BEL FUSE INC.
(Registrant)

By:	/s/Daniel Bernstein
Daniel Bernstein
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Israeli Appendix to the Bel Fuse Inc. 2020 Equity Compensation Plan.
99.1	Press Release of Bel Fuse Inc., dated February 18, 2025, related to the financial results of the Company for the three and twelve months ended December 31, 2024, furnished hereto.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)